Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is entered into this 13th day of January, 2004, by and between Radiant Systems, Inc., a Georgia Corporation (the “Company”) and the entities and individuals listed in Appendix A hereto (individually, a “Holder” and collectively, the “Holders”).

W I T N E S S E T H:

WHEREAS, Ibertech, Inc. and certain affiliated entities and individuals and the Company are parties to that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of December 15, 2003, as amended by Amendment No. 1 to Asset Purchase Agreement, dated as of even date herewith, pursuant to which the Company will issue to the Holders an aggregate of 2,353,846 shares of the Company’s common stock (the “Company Common Stock”), no par value per share (the “Registrable Securities”); and

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1

REGISTRATION RIGHTS

SECTION 1.1. Demand Registration.

(a) Subject to the limitations provided herein, at any time during the period commencing on the date which is one year from the Closing Date (as defined on the Asset Purchase Agreement) and ending on the date which is two years from the Closing Date (the “End Date”), upon the written request of any Holder or group of Holders holding not less than 50% of the Registrable Securities (the “Holders’ Request”), the Company will (i) promptly give written notice of the proposed registration to all Holders and (ii) within 30 days after delivering such notice, file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) providing for the resale of the Registrable Securities specified in the Holders’ Request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company on or before 5 days prior to the date on which such registration statement is required to be filed and will use its reasonable efforts to cause such registration statement to become effective within 120 days following the initial filing thereof; provided, however, that if the Company is required to effect a registration pursuant to this Section 1.1 and the Company furnishes to the Holders requesting registration a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the Holders’ Request, provided, however, that the Company shall not obtain such a deferral more than one (1) time prior to the End Date.

(b) Registration under this Section 1.1 shall be on such appropriate registration form of the Securities and Exchange Commission (“Commission”) as shall be selected by the Company and as shall be reasonably acceptable to the Holders requesting registration.

(c) A registration requested pursuant to this Section 1.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective (unless a substantial cause of the failure of such registration statement to become effective shall be attributable to any of the Holders requesting registration) and all Registrable Securities for which registration has been requested pursuant to this Section 1.1 have been included in such registration statement, or (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, resulting in a failure to consummate the offering of Registrable Securities offered thereby.

(d) Notwithstanding the other provisions of this Agreement and any permitted assignment of the Holders’ rights under this Agreement, the Company shall not be required by this Section 1.1 to effect more than one effective registration of Registrable Securities, and the Company shall have no obligation under Section 1.1 or Section 1.2 hereof to register any Registrable Securities at any time that all Registrable Securities held by any of the Holders are eligible for resale in a single transaction under Rule 144 of the Securities Act.

SECTION	1.2. Piggyback Registration.

(a) If the Company at any time prior to the End Date proposes to register any of its securities under the Securities Act (other than by a registration on Form S-8, S-4 or any successor similar forms or any other form not available for registering the Registrable Securities) for sale to the public, whether or not for sale for its own account, it will each such time, at least 30 days prior to filing the registration statement, give written notice to the Holders of its intention to do so. Upon the written request of any Holder made within 15 days after the receipt of such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holder, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination to any Holders requesting registration and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 1.4), without prejudice, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering the Registrable Securities pursuant to this Section 1.2, for the same period as the delay in registering such other securities.

(b) If (i) a registration pursuant to this Section 1.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing, and (ii) the managing underwriter of such underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company may decrease the number of Registrable Securities to be included in such registration to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter; provided, however, that such decrease shall be pro rata among all selling securityholders included in the registration statement.

(c) If a registration pursuant to this Section 1.2 involves an underwritten offering of the securities so being registered, it shall be a condition to the Company’s obligation to include any

Registrable Securities in such registration that each Holder participating in such registration shall enter into a customary underwriting agreement and a customary lock-up agreement limiting such Holder’s sale of the Company’s common stock during and for a reasonable period following such registration.

SECTION 1.3. Registration Procedures. If and whenever the Company is required to effect the registration of Registrable Securities under the Securities Act as provided in Section 1.1 and Section 1.2, the Company will, subject to the limitations provided herein as expeditiously as possible use its commercially reasonable efforts to:

(a) subject to the time periods stated in Section 1.1(a), prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use reasonable efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of securities pursuant to Section 1.2 at any time prior to the effective date of the registration statement relating thereto;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that the Company shall not in any event be required to keep a registration statement effective at any time that all of the Registrable Securities registered pursuant to Section 1.1 or Section 1.2 are eligible for resale by the Holders without restriction under Rule 144 of the Securities Act;

(c) furnish to each Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as such Holder may reasonably request;

(d) five Business Days (as defined in the Asset Purchase Agreement) prior to filing a registration statement or prospectus, or any amendment or supplement thereto (excluding amendments deemed to result from the filing of documents incorporated by reference therein), the Company shall deliver to the Holders and counsel representing the Holders, which counsel shall be a single law firm designated by a majority of the Holders of Registrable Securities requesting registration in accordance with the notice provisions of Section 4.1, copies of such registration statement as proposed to be filed, together with exhibits thereof, which documents will be subject to review by such parties; the Holders will deliver any comments they may have to the registration statement or prospectus, or any amendment or supplement thereto, to the Company for its reasonable consideration in accordance with the notice provisions of Section 4.1 as soon as reasonably practicable, but in any event within three Business Days following the date on which the Company delivered such registration statement or prospectus, or any amendment or supplement thereto, to the Holders for review in accordance with this Section 1.3(d);

(e) register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the Registrable Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(f) promptly notify the Holders upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities; (i) receipt of any request for additional information by the Commission or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; or (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(g) promptly notify the Holders, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

(h) use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which the Company’s common stock is then listed or quoted.

It shall be a condition precedent to the obligations of the Company to take any action with respect to registering the Registrable Securities pursuant to this Agreement that each Holder requesting registration furnish the Company in writing such information regarding such Holder, the Registrable Securities and other securities of the Company held by Holder, and the distribution of such securities, as the Company may from time to time reasonably request in writing. If any Holder refuses to provide the Company with any of such information on the grounds that it is not necessary to include such information in the registration statement, the Company may exclude the Registrable Securities held by such Holder from the registration statement if the Company provides such Holder with an opinion of counsel to the effect that such information must be included in the registration statement and such Holder thereafter continues to withhold such information. Each Holder agrees to furnish the Company such information in writing with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.3(g), each Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.3(g) and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus relating to the Registrable Securities current at the time of receipt of such notice.

SECTION 1.4. Expenses. Except as otherwise provided in this Section 1.1 or in Section 1.2, all expenses incurred in connection with a registration requested pursuant to Section 1.1 or Section 1.2 (excluding in each case underwriter’s discounts and commissions applicable to Registrable Securities and fees and expenses of legal counsel to Holder), including, without limitation, in each case, all registration, filing and National Association of Securities Dealers, Inc. fees; all fees and expenses of complying with securities or blue sky laws; all word processing, duplicating and printing expenses, messenger, delivery and shipping expenses; fees and disbursements of the accountants and counsel for the Company including the expenses of any special audits or “cold comfort” letters or opinions required by or incident to such registrations; premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions, if any) shall be borne by the Company. In all cases, Holder shall pay the underwriter’s discounts and commissions applicable to the Registrable Securities and all fees and expenses of any legal counsel for Holder.

ARTICLE 2

INDEMNIFICATION

SECTION 2.1. Indemnification. In the event any Registrable Securities are included in a registration statement under Section 1.1 or Section 1.2, to the extent permitted by law, the Company will, and hereby does, indemnify and hold harmless each Holder against any losses, claims, damages or liabilities (collectively, “Losses”), joint or several, to such which Holder may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each Holder for any legal or any other expenses reasonably incurred by such Holder in connection with investigating or defending any such Loss, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) or expense arises solely out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the preparation thereof, and provided, further, that the Company shall not be liable to any Holder to the extent that any such Loss (or action or proceeding in respect thereof) or expense arises out of such Holder’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder and shall survive the transfer of such securities by any Holder.

SECTION 2.2. Indemnification by Holders. In the event any Registrable Securities are included in a registration statement under Section 1.1 or Section 1.2, each Holder will, and hereby does, agree to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.1) each underwriter, each person who controls such underwriter within the meaning of the Securities Act, the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, and each other such Holder, against any Losses to which such persons may become subject with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Company by such Holder expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, that such Holder shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of any underwriter, the Company or any such director, officer or controlling person and any other Holder, and shall survive the transfer of such securities by such Holder under this Section 2.2.

SECTION 2.3. Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.1 or Section 2.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.1 or Section 2.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties shall exist in respect of such claim, the indemnifying parties shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

SECTION 2.4. Indemnification Payments. The indemnification required by Section 2.1 and Section 2.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

ARTICLE 3

RULE 144

SECTION 3.1. Rule 144. The Company covenants that it will use its best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of a Holder, the

Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

ARTICLE 4

MISCELLANEOUS

SECTION 4.1. Notices.

(a) All notices, requests, demands, tenders or other communications required or permitted hereunder (“Notices”) must be in writing and are deemed to have been duly given if (a) delivered personally, (b) sent by facsimile, followed with an original mailed, certified or registered mail, return receipt requested, postage prepaid, (c) mailed, certified or registered mail, return receipt requested, postage prepaid, (d) sent by Federal Express or other nationally recognized overnight courier service or overnight express U.S. Mail, postage prepaid, as follows:

(b) If to a Holder, to the Holder’s address set forth on the signature page of this Agreement.

With a copy in like manner (which shall not constitute notice) to:

Baker & McKenzie

2001 Ross Avenue

Suite 2300

Dallas, Texas 75201

Facsimile No.: (214) 978-3099

Attn: Daniel W. Rabun

(c) If to the Company to:

Radiant Systems, Inc.

3925 Brookside Parkway

Alpharetta, Georgia 30022

Attention: John H. Heyman, Chief Executive Officer

Facsimile: (770) 772-3052

With a copy in like manner (which shall not constitute notice) to:

Smith, Gambrell & Russell, LLP

1230 Peachtree Street, N.E.

Suite 3100, Promenade II

Atlanta, Georgia 30309-3592

Attention: John C. Ethridge, Jr., Esq.

Facsimile: (404) 685-6934

Each party may change its address for the giving of notices and communications to it, and/or copies thereof, by written notice to the other parties in conformity with the foregoing.

SECTION 4.2. Modification of Agreement. This Agreement may not be modified, altered, amended, revised, waived, discharged, released or terminated, except by an agreement in writing signed by the Company and Holders holding more than 50% of the Registrable Securities.

SECTION 4.3. Counterparts; Effectiveness. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 4.4. Final Agreement. This agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

SECTION 4.5. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the provisions thereof regarding conflicts of law.

SECTION 4.6. Assignment; Parties in Interest; Transfer of Registration Rights. (a) This Agreement may not be transferred, assigned, pledged or hypothecated by either party hereto, other than by operation of law or with the written consent of the other party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

(b) Notwithstanding Section 4.6(a), the rights to cause the Company to register the Registrable Securities granted under Section 1.1 and Section 1.2 may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a “Holder” for purposes of this Agreement, provided that (i) such transfer is effected in accordance with applicable federal and state securities laws, (ii) the Company is given written notice by such Holder prior to the time of said transfer, stating the name, address and a reasonably detailed description of the principal business or occupation of said transferee or assignee and any such other information as is reasonably requested by the Company in order to carry out the intent of these provisions and identifying the securities with respect to which such registration rights are being assigned, and (iii) such transferee or assignee is (x) a Holder, (y) an affiliate of a Holder, including a wholly owned subsidiary or constituent partner (including limited partners and partners who retire from a transferor partnership after the date hereof) of the transferring Holder, (z) a family member of the transferring Holder, (aa) a trust for the benefit of an individual transferor or his family members, a family limited partnership, private foundation or other such estate planning vehicle, or a charity qualified under Section 501(c) of the Internal Revenue Code of 1986, or (bb) an individual who received shares of Company Common Stock in connection with the cancellation or exercise of such individual’s options to purchase shares of the common stock of Ibertech, Inc., a Texas corporation. No such transfer or assignment shall be valid or effective unless the proposed transferee or assignee expressly agrees to be subject to all of the provisions of this Agreement relating to such rights, including without limitation the provisions of Section 2.2 and Section 4.8 of this Agreement.

SECTION 4.7. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

SECTION 4.8. Arbitration.

(a) Any controversy or claim arising out of or relating to this Agreement shall be settled by arbitration to be held at the office of the American Arbitration Association (“AAA”) in Atlanta, Georgia, U. S. A. The arbitration shall be conducted in accordance with the United States Arbitration Act (9 U.S.C. § 1 et seq.) and the AAA Commercial Arbitration Rules then in effect; provided, however, that the parties agree that any arbitration shall be conducted under AAA’s expedited procedures then in effect, regardless of the amount in controversy. Each party may be represented by counsel in such arbitration proceeding. AAA shall select one (1) neutral arbitrator to conduct such arbitration proceeding. The parties agree to request the arbitrator to render a written decision within three (3) months of the request for arbitration or within two (2) months after appointment of the arbitrator, whichever is earlier. To the extent permitted under applicable law, such award shall be final and binding upon both parties. Any costs, fees or expenses incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. Judgment upon an award rendered by the arbitrator may be entered in any court of competent jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the law of such jurisdiction may require or allow. The costs and expenses of the arbitration proceedings, including attorney’s fees, shall be borne by the losing party to the arbitration or, at the discretion of the arbitrator, may be allocated among the parties to properly reflect any partial prevailing or losing of the parties to the arbitration, as determined by the arbitrator.

(b) Notwithstanding subsection (a) above to the contrary, any party may seek temporary or preliminary injunctive relief against the other party in any court of proper jurisdiction, pending the outcome of any arbitration proceeding.

[Signatures appear on following pages]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

“COMPANY”

RADIANT SYSTEMS, INC.

By:	/s/ Mark Haidet

Mark Haidet, Chief Financial Officer

“HOLDER”:

By:	/s/ Manuel I. Negeiro

Manuel I. Negreiro

Address: Manuel I. Negreiro 8912 Crestwood Drive Fort Worth, Texas 76179

By:	/s/ Brian C. Cook

Brian C. Cook

Address: Brian C. Cook 8201 Rain Dance Court Fort Worth, Texas 76123

By:	/s/ Jimmy D. Heffel

Jimmy D. Heffel

Address: Jimmy D. Heffel 208 Trailwood Lane Euless, Texas 76039

Signature Page 1 of 2 to Registration Rights Agreement

“HOLDER”: (continued)

By:	/s/ John Overton Hard

John Overton Hard

Address: John Overton Hard 616 Llano Court Southlake, Texas 76092-6040

By:	/s/ Martin Siebert

Martin Siebert

Address: Martin Siebert 1403 Biltmore Court Coppell, Texas 75019

By:	/s/ Jeffrey D. Hughes

Jeffrey D. Hughes

Address: Jeffrey D. Hughes 2023 Crockett Circle Irving, Texas 75038

Signature Page 2 of 2 to Registration Rights Agreement

Appendix A

Issuee	Shares

Manuel I. Negreiro	1,071,178

Brian C. Cook	1,071,178

Jimmy D. Heffel	66,259

John Overton Hard	61,925

Martin Siebert	61,925

Jeff Hughes	21,381

Total	2,353,846

Appendix A to Registration Rights Agreement